UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):    November 19, 2015

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2721 Shattuck Avenue, #305
Berkeley, CA 94705
(Address of principal executive offices)

(408) 402-9400
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 19, 2015, Andalay Solar, Inc., a Delaware corporation, (the “Registrant") issued the attached press release that included financial information for the three and nine months ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Registrant’s registration statements or other filings with the Commission.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Andalay Solar, Inc., dated November 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2015

ANDALAY SOLAR, INC.

By: /s/ Steven Chan
    Name: Steven Chan
    Title:  Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Andalay Solar, Inc., dated November 19, 2015